Exhibit 99.1

SUMMARY HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

The following tables set forth SEACOR Holdings Inc. (“we,” “us,” or “our”) summary historical consolidated financial data for the periods indicated. We derived the summary historical consolidated financial data presented below as of and for the years ended December 31, 2011, 2010 and 2009 from our consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) restated to present the SEACOR Environmental Services Inc. as a discontinued operation. We derived the summary historical consolidated financial data presented below as of and for the nine months ended September 30, 2012 and 2011 from our interim unaudited consolidated financial statements.

Our historical results are not necessarily indicative of future operating results. You should read the information set forth below in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and the related notes included in our 2011 Form 10-K and our September 2012 10-Q.

The following tables also include unaudited pro forma as adjusted consolidated financial data that gives effect to (i) this offering and the use of proceeds therefrom, (ii) the issuance by Era Group Inc. (“Era Group”) of $200 million aggregate principal amount of its senior notes (the “Era Note Offering”) and (iii) the spin-off of Era Group and related transactions (collectively referred to as the “Transactions”), based on certain assumptions and adjustments. See “Unaudited Pro Forma Financial Data” for a discussion of the assumptions and adjustments used in preparing the pro forma financial data.

The unaudited pro forma as adjusted consolidated financial data presented below consist of balance sheet data as of September 30, 2012 that give effect to the Transactions as if they had occurred on September 30, 2012, and consolidated statement of income data for the nine months ended September 30, 2012 and the fiscal year ended December 31, 2011, in each case, that gives effect to the Transactions as if they had occurred on January 1 of the period presented. The following unaudited pro forma financial information should be read in conjunction with “Unaudited Pro Forma Financial Data,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and the related notes included in our 2011 Form 10-K and our September 2012 10-Q.

	Year Ended December 31,				Nine Months Ended September 30,
	2009	2010	2011	Pro Forma As Adjusted 2011	2011	2012	Pro Forma As Adjusted 2012
	(in thousands, except share data and fleet counts) (unaudited)
Operating Revenues:
Offshore Marine Services	$562,291	$515,856	$376,788	$376,788	$267,007	$378,684	$378,684
Aviation Services	235,667	235,366	258,148	—	196,452	202,026	—
Inland River Services	155,098	161,697	187,657	187,657	135,786	160,085	160,085
Marine Transportation Services	92,866	76,163	93,136	93,136	66,431	79,429	79,429
Emergency and Crisis Services	41,291	193,469	80,951	80,951	64,188	27,921	27,921
Commodity Trading and Logistics	472,575	741,896	955,688	955,688	718,511	562,166	562,166
Other(1)	64,354	72,835	69,928	69,928	52,198	55,485	55,485
Eliminations and Corporate	(17,207)	(15,274)	(10,959)	(10,959)	(8,190)	(11,431)	(11,431)

	$1,606,935	$1,982,008	$2,011,337	$1,753,189	$1,492,383	$1,454,365	$1,252,339

	Year Ended December 31,				Nine Months Ended September 30,
	2009	2010	2011	Pro Forma As Adjusted 2011	2011	2012	Pro Forma As Adjusted 2012
	(in thousands, except share data and fleet counts) (unaudited)

Operating Income	$227,921	$268,600	$110,322	$74,714	$84,067	$75,679	$53,781

Other Income (expense):
Net Interest Expense	$(54,795)	$(35,087)	$(27,625)	$(36,656)	$(18,725)	$(22,355)	$(23,404)
Other(2)	37,685	238	(42,518)	(41,717)	(35,986)	17,462	17,291

	$(17,110)	$(34,849)	$(70,143)	$(78,373)	$(54,711)	$(4,893)	$(6,113)

Net Income (Loss) Attributable to SEACOR Holdings Inc.:
Continuing Operations	$141,479	$158,058	$33,549	$4,862	$26,162	$44,804	$35,239
Discontinued Operations	2,331	86,666	7,507	7,507	(2,146)	19,035	19,035

	$143,810	$244,724	$41,056	$12,369	$24,016	$63,839	$54,274

Basic Earnings (Loss) Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$7.09	$7.39	$1.59	$0.23	$1.24	$2.18	$1.72
Discontinued Operations	0.12	4.04	0.35	0.36	(0.10)	0.93	0.93

	$7.21	$11.43	$1.94	$0.59	$1.14	$3.11	$2.65

Diluted Earnings (Loss) Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$6.47	$7.26	$1.56	$0.23	$1.22	$2.15	$1.69
Discontinued Operations	0.10	3.99	0.35	0.35	(0.10)	0.91	0.91

	$6.57	$11.25	$1.91	$0.58	$1.12	$3.06	$2.60

Statement of Cash Flows Data – provided by (used in):
Continuing Operations:
Operating Activities	$284,766	$306,887	$190,270		$166,295	$139,073
Investing Activities	(95,514)	25,120	(324,029)		(242,358)	(421,014)
Financing Activities	(5,926)	(506,106)	220,983		(15,835)	(51,723)
Effects of exchange rate changes on cash and cash equivalents	773	(8,082)	1,831		4,196	2,604

Capital Expenditures:
Offshore Marine Services	$(39,135)	$(80,172)	$(88,248)		$(50,096)	$(112,527)
Aviation Services	(90,762)	(130,770)	(158,929)		(88,894)	(91,910)
Inland River Services	(14,711)	(23,610)	(44,693)		(40,786)	(22,296)
Marine Transportation Services	(124)	(6,254)	(12,516)		(10,460)	(4,768)
Emergency and Crisis Services	(481)	(114)	(408)		(36)	(451)
Commodity Trading and Logistics	(120)	—	(130)		(60)	(32)
Other(1)	(23,076)	(12,656)	(16,356)		(13,253)	(21,385)
Eliminations and Corporate	(4,760)	10,177	(3,043)		(3,026)	(3,604)

	$(173,169)	$(243,399)	$(324,323)		$(206,611)	$(256,973)

Discontinued Operations:
Operating Activities	13,751	92,056	15,603		29,784	(12,043)
Investing Activities	(6,186)	(5,892)	(7,927)		(5,805)	88,430
Financing Activities	(401)	(405)	—		—	—
Effects of exchange rate changes on cash and cash equivalents	98	72	128		(3)	27

Balance Sheet Data (at period end):
Cash and cash equivalents, restricted cash, marketable securities and Title XI and construction reserve funds	$853,582	$849,274	$810,341		$702,400	$601,390	$760,722

	Year Ended December 31,				Nine Months Ended September 30,
	2009	2010	2011	Pro Forma As Adjusted 2011	2011	2012	Pro Forma As Adjusted 2012
	(in thousands, except share data and fleet counts) (unaudited)

Total assets	3,723,619	3,760,389	3,928,134		3,662,318	3,917,236	3,152,930
Long-term debt and capital lease obligations, less current portion	755,127	702,920	998,518		674,171	813,409	685,208
Total SEACOR Holdings Inc. stockholders’ equity	1,957,262	1,787,237	1,789,607		1,831,570	1,853,490	1,460,720

Book value per share(4)	86.56	83.52	85.49		84.35	88.89	62.32

Other Financial Data:
EBITDA(3)	$420,383	$425,963	$217,296	$139,877	$162,178	$221,438	$168,338

Fleet Counts (at period end):
Offshore Marine Services:
Anchor handling towing supply	23	20	19		19	19
Crew	57	52	49		50	48
Mini-supply	11	9	8		8	9
Standby safety	25	26	26		27	25
Supply	27	27	30		29	25
Towing Supply	13	8	5		5	3
Liftboats	2	2	2		2	20
Specialty	7	10	9		9	9
Wind farm utility	—	—	29		—	30

	165	154	177		149	188

Aviation Services:
Light helicopters – single engine	60	60	58		60	59
Light helicopters – twin engine	47	45	45		45	41
Medium helicopters	59	62	65		65	69
Heavy helicopters	8	9	7		7	10

	174	176	175		177	179

Inland River Services:
Inland river dry-cargo barges	1,395	1,388	1,496		1,489	1,444
Inland river liquid tank barges	87	80	77		79	80
Inland river deck barges	26	26	20		20	20
Inland river tow boats	29	32	31		31	31
Dry-cargo vessel	1	1	1		1	1

	1,538	1,527	1,625		1,620	1,576

Marine Transportation Services:
U.S.-flag product tankers	8	8	7		8	7
Foreign flag RORO vessels	—	—	8		8	7
U.S.-flag deck barges	—	—	—		—	5
U.S.-flag RORO barges	—	—	—		—	2
U.S.-flag articulated tug-barge	—	—	—		—	1

	8	8	15		16	22

Other(1):
Harbor and offshore tugs	31	30	28		28	27
Ocean liquid tank barges	6	5	5		5	5

	37	35	33		33	32

(1)	Other primarily includes the operations of Harbor and Offshore Towing Services.

(2)	Other principally includes gains and losses from debt extinguishment, marketable security, derivative and foreign currency transactions.
(3)	EBITDA is defined as income before non-controlled equity joint ventures and discontinued operations plus net interest expense, income tax expense, depreciation and amortization. EBITDA is not a recognized term under generally accepted accounting principles in the United States (“GAAP”). Accordingly, it should not be used as an indicator of, or an alternative to, either income before non-controlled equity joint ventures and discontinued operation or as a measure of our operating performance. In addition, EBITDA is not intended to be a measure of free cash flow available for management’s discretionary use, as it does not consider certain cash requirements, such as debt service requirements. Our presentation of EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Because the definition of EBITDA (or similar measures) may vary among companies and industries, it may not be comparable to other similarly titled measures used by other companies.

Management uses EBITDA as a performance metric for internal monitoring and planning purposes, including the presentation of our annual operating budget and quarterly operating reviews, and to facilitate analysis of investment decisions. In addition, the EBITDA performance metric allows us to evaluate profitability and make performance trend comparisons between us and our competitors. Further, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

The following table provides a reconciliation of income from continuing operations before equity in earnings of 50% or less owned companies to EBITDA for the historical periods presented:

	Year Ended December 31,				Nine Months Ended September 30,
	2009	2010	2011	Pro Forma As Adjusted 2011	2011	2012	Pro Forma As Adjusted 2012
	(in thousands)
Income (loss) from continuing operations before equity in earnings of 50% or less owned companies	$130,416	$146,822	$24,653	$(3,952)	$16,475	$42,926	$27,917
Net interest expense	54,795	35,087	27,625	36,656	18,725	22,355	23,404
Income tax expense	80,395	86,929	15,526	293	12,881	27,860	19,751
Depreciation and amortization	154,777	157,125	149,492	106,880	114,097	128,297	97,266

EBITDA	$420,383	$425,963	$217,296	$139,877	$162,178	$221,438	$168,338

(4)	Total book value per common share is calculated as SEACOR Holdings Inc. stockholders’ equity divided by the number of shares of our common stock common outstanding at the end of the applicable period. As of December 31, 2009, 2010 and 2011 and September 30, 2011 and 2012, we had 22,612,826, 21,399,508, 20,933,116, 21,714,704 and 20,850,751, shares of our common stock outstanding, respectively. Pro forma as adjusted book value per common share as of September 30, 2012 is calculated using actual shares outstanding at period end plus 2,590,000 shares issuable assuming conversion of all $250.0 million of notes offered hereby (which gives effect to the expected change in conversion rate that will occur upon consummation of the spin-off Era Group, based upon certain assumptions).

UNAUDITED PRO FORMA AS ADJUSTED FINANCIAL INFORMATION

The following unaudited pro forma as adjusted financial statements are derived from our historical financial statements, which are incorporated by reference into this offering circular. The pro forma as adjusted adjustments give effect to the Transactions, as described in the notes to the unaudited pro forma as adjusted financial statements. The unaudited pro forma as adjusted statements of income for the fiscal year ended December 31, 2011 and for the nine months ended September 30, 2012 give effect to the Transactions as if they had occurred on January 1 of the periods presented. The unaudited pro forma as adjusted balance sheet as of September 30, 2012 gives effect to the Transactions as if they had occurred on September 30, 2012. These unaudited pro forma as adjusted financial statements include adjustments to reflect our current expectations of Transactions.

The pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma financial information. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information and expectations, and we believe such assumptions are reasonable under the circumstances.

The following unaudited pro forma as adjusted financial statements should be read in conjunction “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and the related notes included in our September 2012 10-Q and our 2011 Form 10-K.

The unaudited pro forma as adjusted financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of our results of operations or financial condition had each of the Transactions been completed on the dates assumed. They are also not necessarily indicative of our future results of operations or financial condition.

SEACOR Holdings Inc.

Condensed Consolidated Statements of Income

Nine months ended September 30, 2012

(in thousands, except share data, unaudited)

	Actual	Offering Adjustments(1)	Era Refinancing Adjustments(2)	Pro Forma	Era Transactions Adjustments(3)	Pro Forma As Adjusted(4)
Operating Revenues	$1,454,365	$—	$—	$1,454,365	$(202,026)	$1,252,339
Costs and Expenses:
Operating	1,128,269	—	—	1,128,269	(124,913)	1,003,356
Administrative and general	141,758	—	—	141,758	(27,639)	114,119
Depreciation and amortization	128,297	—	—	128,297	(31,031)	97,266

	1,398,324	—	—	1,398,324	(183,583)	1,214,741

Gains on Asset Dispositions and Impairments, Net	19,638	—	—	19,638	(3,455)	16,183

Operating Income	75,679	—	—	75,679	(21,898)	53,781
Other Income (Expense):
Interest income	14,761	—	—	14,761	(765)	13,996
Interest expense	(37,116)	(7,175)	(7,471)	(51,762)	14,362	(37,400)
Debt extinguishment losses, net	(160)	—	—	(160)	—	(160)
Marketable security gains, net	13,224	—	—	13,224	—	13,224
Derivative losses, net	(5,281)	—	—	(5,281)	492	(4,789)
Foreign currency gains, net	2,192	—	—	2,192	(633)	1,559
Other, net	7,487	—	—	7,487	(30)	7,457

	(4,893)	(7,175)	(7,471)	(19,539)	13,426	(6,113)

Income from Continuing Operations Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	70,786	(7,175)	(7,471)	56,140	(8,472)	47,668
Income Tax Expense	27,860	(2,511)	(2,690)	22,659	(2,908)	19,751

Income from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	42,926	(4,664)	(4,781)	33,481	(5,564)	27,917
Equity in Earnings of 50% or Less Owned Companies, Net of Tax	1,215	—	—	1,215	5,444	6,659

Income from Continuing Operations	44,141	(4,664)	(4,781)	34,696	(120)	34,576
Income from Discontinued Operations, Net of Tax	19,035	—	—	19,035	—	19,035

Net Income	63,176	(4,664)	(4,781)	53,731	(120)	53,611
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(663)	—	—	(663)	—	(663)

Net Income attributable to SEACOR Holdings Inc.	$63,839	$(4,664)	$(4,781)	$54,394	$(120)	$54,274

Net Income attributable to SEACOR Holdings Inc.:
Continuing Operations	$44,804					$35,239
Discontinued Operations	19,035					19,035

	$63,839					$54,274

Basic Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$2.18					$1.72
Discontinued Operations	0.93					0.93

	$3.11					$2.65

Diluted Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$2.15					$1.69
Discontinued Operations	0.91					0.91

	$3.06					$2.60

Weighted Average Common Shares Outstanding:

Basic	20,512,118					20,512,118
Diluted	20,838,468					20,838,468

SEACOR Holdings Inc.

Condensed Consolidated Statements of Income

Year ended December 31, 2011

(in thousands, except share data, unaudited)

	Actual(5)	Offering Adjustments(6)	Era Refinancing Adjustments(7)	Pro Forma	Era Transactions Adjustments(8)	Pro Forma As Adjusted(9)
Operating Revenues	$2,011,337	$—	$—	$2,011,337	$(258,148)	$1,753,189
Costs and Expenses:
Operating	1,618,592	—	—	1,618,592	(162,707)	1,455,885
Administrative and general	166,942	—	—	166,942	(32,393)	134,549
Depreciation and amortization	149,492	—	—	149,492	(42,612)	106,880

	1,935,026	—	—	1,935,026	(237,712)	1,697,314

Gains on Asset Dispositions and Impairments, Net	34,011	—	—	34,011	(15,172)	18,839

Operating Income	110,322	—	—	110,322	(35,608)	74,714
Other Income (Expense):
Interest income	13,618	—	—	13,618	(738)	12,880
Interest expense	(41,243)	(9,669)	(16,068)	(66,980)	17,444	(49,536)
Debt extinguishment losses, net	(99)	—	—	(99)	—	(99)
Marketable security losses, net	(7,893)	—	—	(7,893)	—	(7,893)
Derivative losses, net	(36,135)	—	—	(36,135)	1,326	(34,809)
Foreign currency gains, net	749	—	—	749	(516)	233
Other, net	860	—	—	860	(9)	851

	(70,143)	(9,669)	(16,068)	(95,880)	17,507	(78,373)

Income (Loss) from Continuing Operations Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	40,179	(9,669)	(16,068)	14,442	(18,101)	(3,659)
Income Tax Expense	15,526	(3,384)	(5,784)	6,358	(6,065)	293

Income (Loss) from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	24,653	(6,285)	(10,284)	8,084	(12,036)	(3,952)
Equity in Earnings of 50% or Less Owned Companies, Net of Tax	9,990	—	—	9,990	(82)	9,908

Income from Continuing Operations	34,643	(6,285)	(10,284)	18,074	(12,118)	5,956
Income from Discontinued Operations, Net of Tax	7,507	—	—	7,507	—	7,507

Net Income	42,150	(6,285)	(10,284)	25,581	(12,118)	13,463
Net Income attributable to Noncontrolling Interests in Subsidiaries	1,094	—	—	1,094	—	1,094

Net Income attributable to SEACOR Holdings Inc.	$41,056	$(6,285)	$(10,284)	$24,487	$(12,118)	$12,369

Net Income attributable to SEACOR Holdings Inc.:
Continuing Operations	$33,549					$4,862
Discontinued Operations	7,507					7,507

	$41,056					$12,369

Basic Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$1.59					$0.23
Discontinued Operations	0.35					0.36

	$1.94					$0.59

Diluted Earnings Per Common Share of SEACOR Holdings Inc.:
Continuing Operations	$1.56					$0.23
Discontinued Operations	0.35					0.35

	$1.91					$0.58

Weighted Average Common Shares Outstanding:
Basic	21,119,461					21,119,461

Diluted	21,466,843					21,466,843

SEACOR Holdings Inc.

Condensed Consolidated Balance Sheets

September 30, 2012

(in thousands, unaudited)

	Actual	Offering Adjustments(10)	Era Refinancing Adjustments(11)	Pro Forma	Era Transactions Adjustments(12)	Pro Forma As Adjusted
Current Assets:
Cash and cash equivalents	$207,542	$118,250	$1,622	$327,414	$39,460	$366,874
Restricted cash	191,782	—	—	191,782	—	191,782
Marketable securities	22,134	—	—	22,134	—	22,134
Trade and other receivables	382,119	—	—	382,119	(73,368)	308,751
Receivable from Era	—	—	—	—	3,470	3,470
Inventories	77,858	—	—	77,858	(26,590)	51,268
Deferred income taxes	11,123	—	—	11,123	(2,293)	8,830
Prepaid expenses and other	16,203	—	—	16,203	(1,443)	14,760
Discontinued operations	3,025	—	—	3,025	—	3,025

Total current assets	911,786	118,250	5,000	1,031,658	(60,764)	970,894

Property and Equipment, Net	2,403,221	—	—	2,403,221	(777,706)	1,625,515
Investments, at Equity, and Advances to 50% or Less Owned Companies	266,589	—	—	266,589	(35,755)	230,834
Construction Reserve Funds & Title XI Reserve Funds	179,932	—	—	179,932	—	179,932
Goodwill	57,054	—	—	57,054	(352)	56,702
Intangible Assets, Net	19,931	—	—	19,931	—	19,931
Other Assets	78,723	5,879	5,000	89,602	(20,480)	69,122

	$3,917,236	$124,129	$6,622	$4,047,987	$(895,057)	$3,152,930

Current Liabilities:
Current portion of long-term debt	$196,326	$—	$—	$196,326	$(2,787)	$193,539
Current portion of capital lease obligations	4,442	—	—	4,442	—	4,442
Accounts payable and accrued expenses	152,948	—	—	152,948	(20,084)	132,864
Other current liabilities	143,255	—	—	143,255	(22,565)	120,690
Discontinued operations	(309)	—	—	(309)	—	(309)

Total current liabilities	496,662	—	—	496,662	(45,436)	451,226

Long-Term Debt	813,322	92,807	6,622	912,751	(227,630)	685,121
Capital Lease Obligations	87	—	—	87	—	87
Deferred Income Taxes	602,195	10,962	—	613,157	(200,388)	412,769
Deferred Gains and Other Liabilities	121,486	—	—	121,486	(8,226)	113,260

Total liabilities	2,033,752	103,769	6,622	2,144,143	(481,680)	1,662,463

Equity:
SEACOR Holdings Inc. stockholders’ equity:
Preferred stock	—	—	—	—	—	—
Common stock	366	—	—	366	—	366
Additional paid-in capital	1,277,751	20,360	—	1,298,111	6,823	1,304,934
Retained earnings	1,576,518	—	—	1,576,518	(420,027)	1,156,491
Shares held in treasury, at cost	(997,541)	—	—	(997,541)	—	(997,541)
Accumulated other comprehensive loss, net of tax	(3,604)	—	—	(3,604)	74	(3,530)

	1,853,490	20,360	—	1,873,850	(413,130)	1,460,720
Noncontrolling interests in subsidiaries	29,994	—	—	29,994	(247)	29,747

Total equity	1,883,484	20,360	—	1,903,844	(413,377)	1,490,467

	$3,917,236	$124,129	$6,622	$4,047,987	$(895,057)	$3,152,930

Notes to Unaudited Pro Forma As Adjusted Financial Data

The pro forma as adjusted statement of income for the nine months ended September 30, 2012 gives effect to the following:

(1)	We will use proceeds from this offering to repay $125.0 million of borrowings outstanding under our revolving credit facility. This adjustment reflects the change in interest expense as a result of the replacement by us of borrowings under our revolving credit facility with the issuance of the notes offered hereby. For purposes of this adjustment, we have assumed a non-convertible debt interest rate of 5.75% would be applicable to the notes offered hereby if they did not have a conversion feature.

(2)	Era Group will use the proceeds from the offering of its senior notes to repay all $190.0 million of borrowings outstanding under its revolving credit facility. This adjustment reflects the change in interest expense as a result of the replacement by Era Group of borrowings under its revolving credit facility with the issuance of the Era Notes. For purposes of this adjustment, we have assumed the Era Notes will bear interest at an effective interest rate of 8.0% per annum and will have a ten year maturity.

(3)	Represents adjustments to reflect the consummation of the prospective spin-off of Era Group and related transactions.

(4)	Pro forma as adjusted basic and diluted earnings per share do not assume any repurchases of our common stock with the proceeds from this offering. Pro forma as adjusted diluted earnings per share excludes 2,590,000 shares of common stock issuable upon the conversion of all $250.0 million of the notes offered hereby and giving effect to the expected change in conversion rate (based on certain assumptions) as a result of the spin-off of Era Group, resulting in an assumed conversion rate of 10.36, as the effect of their inclusion in the computation would have been anti-dilutive.

The pro forma as adjusted statement of income for the year ended December 31, 2011 gives effect to the following:

(5)	Recast to reflect the SES Business as a discontinued operation.

(6)	We will use proceeds from this offering to repay $125.0 million of borrowings outstanding under our revolving credit facility. This adjustment reflects the change in interest expense as a result of the replacement by us of borrowings under our revolving credit facility with the issuance of the notes offered hereby. For purposes of this adjustment, we have assumed a non-convertible debt interest rate of 5.75% would be applicable to the notes offered hereby if they did not have a conversion feature.

(7)	Era Group will use the proceeds from the offering of its senior notes to repay all $190.0 million of borrowings under its revolving credit facility. Era Group entered into its revolving credit facility in December 2011. Prior to entering its revolving credit facility, Era Group’s operations were primarily financed by advances from SEACOR with all related interest expense eliminated in consolidation. As a result, this adjustment reflects the change in interest expense as a result of the issuance of the Era Notes with no offsetting reduction in revolver credit facility interest. For purposes of this adjustment, we have assumed the Era Notes will bear interest at an effective interest rate of 8.0% per annum and will have a ten year maturity.

(8)	Represents adjustments to reflect the consummation of the prospective Era Group spin-off and related transactions.

(9)	Pro forma as adjusted basic and diluted earnings per share do not assume any repurchases of our common stock with the proceeds from this offering. Pro forma as adjusted diluted earnings per share excludes 2,590,000 shares of common stock issuable upon the conversion of all $250.0 million of the notes offered hereby and giving effect to the expected change in conversion rate (based on certain assumptions) as a result of the spin-off of Era Group, resulting in an assumed conversion rate of 10.36, as the effect of their inclusion in the computation would have been anti-dilutive.

The pro forma as adjusted balance sheet as of September 30, 2012 gives effect to the following:

(10)	Represents adjustments to reflect the issuance of $250.0 million aggregate principal amount of the notes offered hereby and the use of proceeds therefrom, including the repayment of $125.0 million under our revolving credit facility and the payment of $6.8 million of estimated transaction expenses. The adjustments include the bifurcation of the liability and equity components of the notes offered hereby using an assumed coupon interest rate of 2.75% and an assumed non-convertible debt interest rate of 5.75%, which resulted in a debt discount of $32.2 million. The debt discount will be amortized as additional non-cash interest expense over the expected five-year life of the notes.

(11)	Represents adjustments to reflect the issuance by Era Group of $200.0 million aggregate principal amount of Era Notes and the use of proceeds therefrom, including the repayment of $190.0 million of borrowings outstanding under its revolving credit facility and the payment of $5.0 million of estimated transaction expenses, with the remainder of the proceeds constituting available cash.

(12)	Represents adjustments to reflect the consummation of the prospective spin-off of Era Group and related transactions. These adjustments include the acceleration of compensation expense in connection with the issuance of fully vested shares of Era Group common stock at the time of spin-off to holders of unvested SEACOR restricted stock awards. The increase in cash represents the repurchase by Era Group from us of $50.3 million in redemption value of its Series B preferred stock (which may occur whether or not the spin-off is consummated), net of Era Group’s cash on hand that will remain with Era Group after the spin-off.